Exhibit 10.2

                             SUBSCRIPTION AGREEMENT

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                                  DYNTEK, INC.

                      Minimum 37 Units / Maximum 150 Units

            1 Unit = 20,000 Shares of Common Stock and 4,000 Warrants

                                  $13,600/Unit

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                                             Print Name of Subscriber: _________
                                             Number of Units Subscribed For:

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                             SUBSCRIPTION AGREEMENT

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                            For the Purchase of Units
                                       of
                                  DynTek, Inc.

            The undersigned hereby subscribes for the number of Units (the "Units" or "Securities") as set forth below the Investor's name on the Execution Page, with each Unit consisting of Twenty Thousand (20,000) Shares of Common Stock, $0.0001 par value ("Common Stock"), and Four Thousand (4,000) Common Stock Purchase Warrants ("Warrants"), of DynTek, Inc., a Delaware corporation (the "Company") at a purchase price of $13,600 per Unit. Each Warrant entitles the holder thereof to purchase one- share of Common Stock at a purchase price of $0.90 per share, subject to adjustment in certain circumstances, at any time commencing upon issuance and thereafter until the fifth anniversary of the date of issuance. The Warrant will be evidenced by a common stock purchase warrant containing anti-dilution provisions and other terms and conditions customarily contained in Warrant agreements.

            The minimum investment will be One (1) Unit for a minimum investment of $13,600, except that the Company and the Placement Agent may accept subscriptions for lesser amounts at their discretion. The Units will be offered (the "Offering") on a best efforts basis in a 37 Units minimum offering (the "Minimum Offering") and 150 Units maximum offering (the

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"Maximum Offering").  The Units shall be offered only to "Accredited Investors", as such term is defined under Rule 501(a) of the Securities Act of 1933 (the "Act"), including without limitation entities within such definition, without registration, pursuant to the exemption from registration created by Regulation D under the Act. The Offering will commence on the date of the "Offering Materials", as hereinafter defined, and shall terminate on the earlier of the Closing of the Maximum Offering or May 31, 2004, unless extended by the Company for a period of up to ninety (90) days from such date without notice to any Subscriber (the "Offering Period").

            The aggregate purchase price to be paid by the Investor to the Company in full consideration for the issuance and sale of the Units shall be equal to the quotient of (a) $13,600 multiplied by (b) the number of Units being purchased by the Investor. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check, subject to collection, or by wire transfer, made payable to the order of "Commerce Bank/Delaware, NA, Escrow Agent for DynTek, Inc." The Company and the Placement Agent shall have the right to reject this subscription in whole or in part.

            The Company will hold the first closing upon the receipt and acceptance by the Company and Placement Agent of the Minimum Offering ("First Closing"). As additional subscriptions are received and accepted by the Company and Placement Agent, the Company will hold additional closings as the Company and Placement Agent deem necessary until it has received and accepted subscriptions for the entire offering or the Termination Date, whichever occurs first.

      PROSPECTIVE INVESTORS SHOULD RETAIN THEIR OWN PROFESSIONAL ADVISORS TO REVIEW AND EVALUATE THE ECONOMIC, TAX AND OTHER CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

      THE  SECURITIES  ARE  OFFERED  PURSUANT  TO  THE  COMPANY'S   SUBSCRIPTION
      DOCUMENTS ANNEXED HERETO (COLLECTIVELY, THE "OFFERING MATERIALS") WHICH OFFERING MATERIALS HAVE NOT


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      BEEN FILED OR REGISTERED  WITH OR APPROVED BY THE  SECURITIES AND EXCHANGE
      COMMISSION (THE "COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO "ACCREDITED INVESTORS", AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

      THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

      NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

      WE DRAW YOUR ATTENTION TO THE ANTI-FRAUD PROVISIONS OF THE FEDERAL AND STATE SECURITIES LAWS, PARTICULARLY RULE 10b-5 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH PROHIBITS THE PURCHASE OR SALE OF SECURITIES ON THE BASIS OF MATERIAL NON-PUBLIC INFORMATION. IN LIGHT OF THESE PROVISIONS, INCLUDING RULE 10b-5, WE ADVISE YOU THAT, IF YOU ARE IN POSSESSION OF MATERIAL INFORMATION RELATING TO THE COMPANY WHICH YOU KNOW OR HAVE REASON TO KNOW IS NON-PUBLIC, YOU SHOULD NOT PURCHASE OR SELL OR CAUSE TO BE PURCHASED OR SOLD ANY OF THE COMPANY'S SECURITIES. IN ADDITION, YOU SHOULD NOT DISCLOSE ANY OF SUCH INFORMATION UNLESS AND UNTIL SUCH INFORMATION HAS BEEN PUBLICLY DISCLOSED.

      THE OFFERING MATERIALS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT


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      AUTHORIZED.  IN ADDITION,  THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY
      IF A NAME AND IDENTIFICATION NUMBER APPEAR IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE AND CONSTITUTE AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS THEREON. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

      THE COMPANY AND PLACEMENT AGENT RESERVE THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR SECURITIES, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE NUMBER OF SECURITIES SUCH INVESTOR DESIRES TO PURCHASE.

      IN DECIDING WHETHER TO PURCHASE SECURITIES, EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THE OFFERING MATERIALS OR ANY PRIOR OR SUBSEQUENT COMMUNCIATIONS FROM THE COMPANY, OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING, AS LEGAL OR TAX ADVICE. THE OFFEREE AUTHORIZED TO RECEIVE THE OFFERING MATERIALS SHOULD CONSULT ITS OWN TAX COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR, RESPECTIVELY, AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING ITS PURCHASE OF THE SECURITIES.

      THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY AND IS BEING FURNISHED SOLELY FOR USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING. THE INFORMATION CONTAINED IN THE OFFERING MATERIALS HAS BEEN SUPPLIED BY THE COMPANY AND HAS BEEN INCLUDED HEREIN IN RELIANCE ON THE COMPANY. THE OFFERING MATERIALS CONTAINS SUMMARIES OF CERTAIN DOCUMENTS, BELIEVED BY THE COMPANY TO BE ACCURATE, BUT REFERENCE IS HEREBY MADE TO SUCH DOCUMENTS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. COPIES OF SUCH DOCUMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY. ALL OF SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

      EXCEPT AS OTHERWISE INDICATED, THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM SPEAKS AS OF THE DATE THEREOF. NEITHER THE DELIVERY OF THE OFFERING MATERIALS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES,


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      CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE
      COMPANY AFTER THE DATE THEREOF.

      NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING OF THE SECURITIES, EXCEPT FOR THE OFFERING MATERIALS (INCLUDING AMENDMENTS OR SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED THEREIN. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE OFFERING MATERIALS OR THE DOCUMENTS SUMMARIZED THEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

      BY ACCEPTING DELIVERY OF ANY OFFERING MATERIAL, THE OFFEREE AGREES (I) TO KEEP CONFIDENTIAL THE CONTENTS THEREOF, AND NOT TO DISCLOSE THE SAME TO ANY THIRD PARTY OR OTHERWISE USE THE SAME FOR ANY PURPOSE OTHER THAN EVALUATION BY SUCH OFFEREE OF A POTENTIAL PRIVATE INVESTMENT IN THE
      COMPANY, AND (II) TO RETURN THE SAME TO THE PLACEMENT AGENT IF (A) THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE ANY SECURITIES, (B) THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED, OR (C) THE OFFERING IS TERMINATED OR WITHDRAWN.

      THE COMPANY WILL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR, PRIOR TO THE CLOSING, THE OPPORTUNITY TO ASK QUESTIONS OF AND TO RECEIVE ANSWERS FROM REPRESENTATIVES OF THE COMPANY CONCERNING THE COMPANY OR THE TERMS AND CONDITIONS OF THE OFFERING AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE EXTENT THE COMPANY POSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. INVESTORS AGREE TO ADVISE THE COMPANY IN WRITING IF THEY ARE RELYING UPON ANY SUCH INFORMATION.

                           FOR RESIDENTS OF ALL STATES

      IN  MAKING  AN  INVESTMENT  DECISION  INVESTORS  MUST  RELY ON  THEIR  OWN
      EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.

      THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933,


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      AS  AMENDED,  AND  THE  APPLICABLE  STATE  SECURITIES  LAWS,  PURSUANT  TO
      REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                              FOR FLORIDA RESIDENTS

      THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER ss.517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

                            FOR NEW JERSEY RESIDENTS

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW YORK NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                             FOR NEW YORK RESIDENTS

      THE OFFERING MATERIALS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO THEIR ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THE OFFERING MATERIALS DO NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
      MISLEADING. THEY CONTAIN A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.


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

                               FOR TEXAS RESIDENTS

      THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 5(I)(a) AND RULE 109.13 OF SUCH ACT. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OF 1933, AS AMENDED AND/OR THE TEXAS ACT OR EXEMPTION THEREFROM.

            The  undersigned   acknowledges   that  the  Units  being  purchased
hereunder will not be registered under the 1933 Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Units would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in the Offering Materials.

            1. The undersigned represents, warrants, and agrees as follows:

            (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

            (b) The undersigned has carefully read the Offering Materials, all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that he or she fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with his or her counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and his or her own independent investigation. The undersigned acknowledges that the undersigned has received no


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

representations or warranties from the Company, the Placement Agent, or their respective officers, directors, stockholders, employees or agents in making this investment decision other than as specifically set forth in the Offering Materials.

            (c) The undersigned is aware that the purchase of the Units is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment. The undersigned acknowledges that the undersigned has specifically and carefully reviewed and is aware of all of the risk factors related to the purchase of Units.

            (d) The undersigned understands that no federal or state agency or authority has made any finding or determination regarding the fairness of this Offering of the Units for investment, or any recommendation or endorsement of this Offering of the Units.

            (e) The undersigned is purchasing the Units for the undersigned's own account, with the intention of holding the Units, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Units, and shall not make any sale, transfer, or pledge thereof without registration under the 1933 Act and any applicable securities laws of any state or other jurisdiction or unless an exemption from registration is available under those laws to the satisfaction of the Company and its counsel.

            (f) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Units. The undersigned represents that the undersigned is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act, as evidenced by meeting at least one of the following standards:


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

            (1) the Investor is a natural person and had individual income (i.e., not including, if applicable, income of the Investor's spouse) in excess of $200,000 in the two previous years and reasonably expects to have income in excess of $200,000 in the present year, or he, she and his or her spouse had joint income in excess of $300,000 in the two previous years and reasonably expect to have joint income of $300,000 in the present year;

            (2) the Investor is a natural person and his or her net worth at the time of his or her purchase of the Units (i.e., excess of total assets over total liabilities), inclusive of home, home furnishings and automobiles, either individually or jointly with his or her spouse, exceeds $1,000,000;

            (3) the Investor is an organization defined in Section 501(c) (3) of the Internal Revenue Code, business trust, partnership, or corporation with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the Units;

            (4) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii);

            (5) the Investor is an employee benefit plan within the meaning of ERISA and (i) the Investor's investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) the Investor's total assets are in excess of $5,000,000 or (iii), if a self-directed plan, the Investor's investment decisions are made solely by persons who are Accredited Investors;

            (6) the Investor is a bank as defined in Section 3(a)(2) of the Securities Act; any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, as amended; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                  (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

            (7) the Investor is an entity in which all of the equity owners would qualify as "Accredited Investors."

            The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

            (g) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Units indefinitely or to afford a complete loss of his or her investment in the Units.

            (h) The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Units will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Units are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Units for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Units, and for which such Units may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Securities and Exchange Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription Agreement, or any interest herein or any obligation or right hereunder without first obtaining the written consent of the Company and the Placement Agent.

            (i) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

            (j) FOR PARTNERSHIPS,  CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:
If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Units, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

            (k) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual or its principal business address if a corporation or other entity.

            (l) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units.

            (m) The undersigned acknowledges that the certificates for the securities comprising the Units which the undersigned will receive will contain a legend substantially as follows:

            THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED

            OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS IS AVAILABLE.

            The undersigned further acknowledges that stop transfer orders will be placed upon the certificates for the Securities comprising the shares of Common Stock in accordance with the 1933 Act.

            (n)  Pursuant  to  the  terms  and   conditions  set  forth  in  the
Registration Rights Agreement being simultaneously executed herewith, the undersigned acknowledges that the Company has agreed to include the shares of Common Stock that are included in the Units and the shares of Common Stock underlying the Warrants (the "Warrant Shares") (with such shares of Common Stock and Warrant Shares being collectively referred to as the "Securities") in a registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission")(the "Registration Statement") and to use its best efforts to have such Registration Statement declared effective by the Commission, as promptly thereafter as practicable. It is hereby acknowledged that the subscriber has "piggyback" registration rights pursuant to the registration rights granted in the Registration Rights Agreement included as part of the Offering Materials (the "Registration Rights Agreement"). The Company shall use its good faith efforts to keep such Registration Statement continuously effective as long as the delivery of a prospectus thereunder is required under the Act and its regulations [including but not limited to Rule 144 thereunder or its successor regulations ("Rule 144")] in connection with the disposition of the Securities; provided, that it is agreed and acknowledged that such obligation of the Company to maintain the effectiveness of the Registration Statement shall cease upon the ability of the subscribers to sell or otherwise dispose of all of the Securities covered by the Registration Statement under Rule 144; provided further, that notwithstanding the

Company's obligation to maintain the effectiveness of the Registration Statement pursuant to the immediately preceding proviso, and notwithstanding the duration of any Blackout Period or periods of Suspension, such obligation to maintain the effectiveness of the Registration Statement shall cease under all circumstances no later than the fourth anniversary of the date of the final Closing of the Offering (the "Final Date").

            (o) The Company may delay the filing or the effectiveness of the Registration Statement for a period not to exceed 90 days (a "Blackout Period") if the Board of Directors of the Company, in its reasonable judgment, determines that such registration would interfere with any pending material financing, acquisition, corporate reorganization or any other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof; provided, however, that the aggregate number of days included in all Blackout Periods during any consecutive 12 months shall not exceed 90 days.

            (p) The Company agrees to pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses relating to Securities registered on behalf of the subscriber pursuant to the Registration Statement shall be borne by the subscriber. For purposes of this Subscription Agreement, "Registration Expenses" shall mean (i) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey and NASD filings), (v) all expenses of any persons in preparing or assisting in preparing, printing, distributing, mailing and delivering the Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Subscription Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of the Securities which are customarily borne by the issuer, (vii) underwriter fees, excluding discounts and commissions, and (viii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include any Selling Expenses. For purposes of this Subscription Agreement, "Selling Expenses" shall mean underwriting discounts, selling commissions and stock transfer taxes applicable to the Securities registered on behalf of the subscriber.

            (q) The Registration Statement will not be deemed to have become effective (and the related registration will not be deemed to have been effected) with respect to a subscriber unless it has been declared effective by the Commission prior to a request by the subscriber that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, any period during which use of such Registration Statement shall be so interfered with shall be treated as a Suspension Period as defined below.

            Any period during which the Company fails to keep the Registration Statement effective and usable for resale of Securities shall be referred to as a "Suspension Period." A Suspension Period shall (a) commence on and include the earlier of the date that (i) the Company gives notice or (ii) the subscriber is advised by counsel or the Commission, in either case, that the Registration Statement is no longer effective or usable for resale of Securities and (b) end on and including the date when the subscriber either receives copies of a supplemented or amended prospectus or is advised in writing by the Company (having a reasonable basis to so advise) that the use of a prospectus contained in the Registration Statement may be resumed. In the event of one or more Suspension Periods, the applicable time period referenced in subparagraph (n) above shall be extended by the number of days included in each Suspension Period, and, in the event any Suspension Period occurs sooner than 30 days after the end of the previous Suspension Period or 30 days after the initial effectiveness of the Registration Statement, none of the days between such Suspension Periods (as the case may be) or prior to such Suspension Period shall be included in computing such applicable time period; provided, that it is agreed and acknowledged that the occurrence of one or more Suspension Periods shall not extend the period during which the Company must maintain the effectiveness of the Registration Statement beyond the Final Date.

            (r) At any time or from time to time, the subscriber may elect to have its Securities sold in an underwritten offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing underwriters with respect to the offering of its
Securities, subject to the consent of the Company which shall not be unreasonably withheld.

            (s) The subscriber agrees, as a condition to the registration obligations with respect to the subscriber provided herein, to furnish to the Company such information regarding the subscriber required to be included in the Registration Statement, the ownership of Securities by the subscriber and the proposed distribution by the subscriber of such Securities as the Company may from time to time reasonably request in writing.

            (t) The subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind which the Company reasonably regards as requiring subscriber to discontinue sale of the Securities pursuant to the Registration Statement, the subscriber will forthwith discontinue disposition of the Securities pursuant to the affected Registration Statement until the subscriber's receipt of the copies of any supplemented or amended prospectus as shall be required in the reasonable opinion of the Company, and, if so directed by the Company, the subscriber will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in the subscriber's possession, of any prospectus covering such Securities which was current at the time of receipt of such notice.

      Section 2. Indemnification; Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each person who participates as an underwriter (any such person being an "Underwriter"), the subscriber and their respective partners, directors, officers and employees and each person, if any, who controls any subscriber or underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as follows:

            (i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

            (iii) against any and all reasonable expense whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, however, that this indemnity agreement does not apply to the subscriber or underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the subscriber or underwriter expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); and provided further, in the case of an offering that is not an underwritten offering, the Company will not be liable to the subscriber under the indemnity agreement in this Section 2(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of the subscriber's failure to send or give a copy of the final prospectus (as its may then be amended or supplemented) to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Securities to such person if such statement or omission was corrected in such final prospectus (as it may then be amended or supplemented) and the Company has previously furnished copies thereof in accordance with this Agreement.

            (b) Indemnification by the subscriber. The subscriber agrees to indemnify and hold harmless the Company, and each underwriter and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the

Registration Statement), and each person, if any, who controls the Company or any underwriter within the meaning of Section 15 of the Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of the subscriber), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any prospectus or the omissions or alleged omissions therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the subscriber expressly for use in such Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).

            (c) Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Subscription Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Subscription Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

            (d) Contribution. (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the subscriber (including, in each case, that of their respective officers, directors, employees and agents) on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the subscriber (including, in each case, that of their respective officers, directors, employees and agents) on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            (ii) The Company and the subscriber agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, the subscriber shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Securities sold by the subscriber and distributed to the public were offered to the public exceeds (B) the amount of any damages which the subscriber has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (iii) For purposes of this Section, each person, if any, who controls the subscriber or an underwriter within the meaning of Section 15 of the Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as the subscriber or underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act, shall have the same rights to contribution as the Company.

            3. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representation contained in the Offering Materials.

            4. The undersigned has been furnished with and has carefully read the Company's Confidential Private Offering Memorandum, and any amendments thereto with respect to the Private Placement, as well as the following documents which the Company has filed with the SEC all of which are part of the Offering Materials:

            (i) Form 10-K Report for the Year Ended December 31, 2003, filed October 7, 2003;

            (ii)  Form 10-Q filed November 14, 2003;

            (iii) Form 8-K Report filed December 9, 2003;

            (iv)  Form 8-K Report filed December 10, 2003;

            (v)   Form 8-K Report filed February 3, 2004;

            (vi)  Form S-1 filed February 6, 2004;

            (vii) Form 8-K Report filed February 10, 2004;

            (viii) Form 10-Q Report filed February 17, 2004; and

            (ix)  Form 8-K Report filed February 23, 2004.

            5. The undersigned is not an officer, director, stockholder, employee of, or consultant to, the Placement Agent. The undersigned does not have any direct or indirect affiliation with the Placement Agent or any other member of the National Association of Securities Dealers, Inc.

            6. The undersigned subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company, the Placement Agent and their respective officers, directors, partners, employees, agents, and attorneys from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials. Such indemnification shall be deemed to survive any purchase of the Units and to include not only the specific liabilities, losses, damages or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liabilities, losses, damages or obligations shall have been reduced to judgment.

            7. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.

            8. The Placement Agent will receive a commission equal to five percent (5%) of the gross proceeds of this Offering, a two percent (2%) non-accountable expense allowance and Shares of Common Stock equal to 20% of the number of Shares sold in this Offering. In addition, upon the exercise of any Warrant for a period of four years commencing one year after the date of the final Closing of the Offering, the Company has agreed to pay the Placement Agent a fee of 5% of the exercise price for each Warrant exercised in accordance with the NASD Rule and Regulations and Securities Exchange Act of 1934, as amended.

            9. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

            10. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore entered into between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

            11. This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

            12. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

            13. If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision not held invalid or unenforceable to any person or circumstance shall not be affected thereby.

            14. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

            15. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to conflicts of law principles and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGES FOLLOW]

Manner in Which Title is to be Held: (check one)

1.  ______  Individual

2.  ______  Joint Tenants with Right of Survivorship (both parties must sign)

3.  ______  Married with Separate Property

4.  ______  Community Property

5.  ______  Tenants in Common

6.  ______  Corporation

7.  ______  Partnership

8.  ______  IRA of ___________________________________________

9.  ______  Trust, dated opened _____________

10. ______  Keogh of __________________________________________

11. ______  As a Custodian for _________________________________________________
            under the Uniform Gift to Minors Act of the State of _______________

12. ______  Other (please indicate)

================================================================================

   Total Number of Units to be purchased at Closing: ______________________

   Total Purchase Price ($13,600 per Unit):          $ ____________________

================================================================================

INDIVIDUAL INVESTORS                      ENTITY INVESTORS

____________________________________      ______________________________________
Signature (Individual)                    Name of Entity, if any

                                          ______________________________________
                                          Signature

____________________________________      Its __________________________________
Signature (All record holders                               Title
  should sign

____________________________________      ______________________________________
Name(s) Typed or Printed                  Name Typed or Printed

Address to Which Correspondence           Address to Which Correspondence
Should be Directed                        Should be Directed

____________________________________      ______________________________________

____________________________________      ______________________________________

____________________________________      ______________________________________
City, State and Zip Code                  City, State and Zip Code

____________________________________      ______________________________________
Social Security Number                    Tax Identification Number

--------------------------------------------------------------------------------

The foregoing subscription is accepted this ___ day of ____________, 200__, on behalf of DynTek, Inc. DynTek, Inc.

                                             By: _______________________________
                                             Steven Ross, President